Exhibit 10.1

THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of March 22, 2013, is by and among (i) Revel AC, Inc. (“Revel”), in its capacity as borrower under the 2012 Credit Agreement and the Term Loan Credit Agreement and issuer under the Indenture (each as defined in the RSA), (ii) Revel AC, LLC, Revel Atlantic City, LLC, Revel Entertainment Group, LLC and NB Acquisition LLC, each in its capacity as a guarantor under the 2012 Credit Agreement, the Term Loan Credit Agreement, and the Indenture (the “Guarantors” and, together with Revel, the “Company”), (iii) each of the undersigned creditors party to and/or a holder of, or the investment advisor or manager to a beneficial or legal holder or holders of (and in such capacity having the power to bind such holder), certain indebtedness of Revel incurred under (A) the 2012 Credit Agreement (the “2012 Credit Agreement Consenting Lenders”), (B) the Term Loan Credit Agreement (the “Term Loan Credit Agreement Consenting Lenders” and, together with the 2012 Credit Agreement Consenting Lenders, the “Consenting Lenders”), and (C) the Indenture (the “Consenting Noteholders” and, together with the Consenting Lenders, the “Consenting Debtholders”) and (iv) JPMorgan Chase Bank, N.A. (“JPMorgan”), as the administrative agent and collateral agent (in such capacities under each of the 2012 Credit Agreement and the Term Loan Credit Agreement, the “Administrative Agent”) (each of the foregoing, a “Party” and, collectively, the “Parties”). Capitalized terms not herein defined shall have the meanings set forth in the RSA (as defined below).

RECITALS

WHEREAS, the Company, the Consenting Debtholders and the Administrative Agent are party to that certain Restructuring Support Agreement dated as of February 19, 2013 (as amended by the First Amendment to Restructuring Support Agreement dated as of March 8, 2013, the Second Amendment to Restructuring Support Agreement dated March 13, 2013 and as may further be amended modified, or supplemented from time to time, the “RSA”); and

WHEREAS, the Company, the Consenting Debtholders and the Administrative Agent have agreed to amend the RSA in accordance with and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendments to the RSA.

1.1 Section 2.03(a)(iii) of the RSA is hereby amended by deleting the reference to “March 22, 2013” and inserting in lieu thereof the date “March 25, 2013.”

1.2 Section 6.01(j) of the RSA is hereby amended by deleting the reference to “March 22, 2013” and inserting in lieu thereof the date “March 25, 2013.”

1.3 Section 6.01(l) of the RSA is hereby amended by deleting the reference to “March 25, 2013” and inserting in lieu thereof the date “March 28, 2013.”

1.4 Section 6.01(m) of the RSA is hereby amended by deleting the reference to “April 22, 2013” and inserting in lieu thereof the date “April 24, 2013.”

1.5 The second bullet point of the sixth paragraph of the “Implementation of Restructuring and Definitive Documentation” section of the Restructuring Term Sheet attached to the RSA as Exhibit 1 (the “Term Sheet”) is hereby amended by deleting the reference to “March 22, 2013” and inserting in lieu thereof the date “March 25, 2013.”

1.6 The third bullet point of the sixth paragraph of the “Implementation of Restructuring and Definitive Documentation” section of the Term Sheet is hereby amended by deleting the reference to “March 25, 2013” and inserting in lieu thereof the date “March 28, 2013.”

1.7 The fourth bullet point of the sixth paragraph of the “Implementation of Restructuring and Definitive Documentation” section of the Term Sheet is hereby amended by deleting the reference to “April 22, 2013” and inserting in lieu thereof the date “April 24, 2013.”

2. Effectiveness. In accordance with Section 9 of the RSA, this Amendment shall be effective and binding upon the Parties as of the date (the “Amendment Effective Date”) on which: (i) the Company shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Steering Committee, (ii) the Required Consenting Lenders shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Company and (iii) the Administrative Agent shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Company

3. Effect Upon RSA. Except as specifically set forth herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed. The Parties specifically acknowledge and agree that the RSA, as hereby amended, is in full force and effect in accordance with its respective terms and has not been modified, except pursuant to this Amendment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. All references to the “RSA” shall mean and refer to the RSA, as modified by this Amendment.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

5. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.

2

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

Revel AC, Inc.

By:	/s/ Dennis E. Stogsdill
Name:	Dennis E. Stogsdill
Title:	Chief Restructuring Officer

Revel AC, LLC
By: Revel AC, Inc., Its Sole Member

By:	/s/ Dennis E. Stogsdill
Name:	Dennis E. Stogsdill
Title:	Chief Restructuring Officer

Revel Atlantic City, LLC
By: Revel AC, LLC, Its Sole Member

By:	/s/ Dennis E. Stogsdill
Name:	Dennis E. Stogsdill
Title:	Chief Restructuring Officer

Revel Entertainment Group, LLC
By: Revel AC, LLC, Its Sole Member

By:	/s/ Dennis E. Stogsdill
Name:	Dennis E. Stogsdill
Title:	Chief Restructuring Officer

NB Acquisition, LLC
By: Revel Entertainment Group, LLC,
Its Sole Member

By:	/s/ Dennis E. Stogsdill
Name:	Dennis E. Stogsdill
Title:	Chief Restructuring Officer

Signature Page to Third Amendment to Restructuring Support Agreement

[Consenting Debtholder Signature Pages Redacted]

Signature Page to Third Amendment to Restructuring Support Agreement

JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent under the Credit Agreements

By:	/s/ Susan E. Atkins
Name:	Susan E. Atkins
Title:	Managing Director

Signature Page to Third Amendment to Restructuring Support Agreement